UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Delta Air Lines, Inc. (“Delta”) held on June 17, 2021, five proposals were voted upon by Delta’s shareholders. The proposals are described in detail in Delta’s definitive proxy statement for the annual meeting, filed with the Securities and Exchange Commission on April 30, 2021.

A brief description of the proposals and the final results of the votes for each matter follows:

1.	The shareholders elected all twelve director nominees to serve as members of Delta’s Board of Directors until the 2022 annual meeting of shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Edward H. Bastian	356,142,391	3,014,010	986,852	131,031,294
Francis S. Blake	328,015,810	30,004,361	2,123,082	131,031,294
Ashton B. Carter	356,027,668	3,071,384	1,044,201	131,031,294
David G. DeWalt	349,675,901	9,184,161	1,283,191	131,031,294
William H. Easter III	351,661,345	7,192,946	1,288,962	131,031,294
Christopher A. Hazleton	356,853,002	2,155,903	1,134,348	131,031,294
Michael P. Huerta	356,240,670	2,852,281	1,050,302	131,031,294
Jeanne P. Jackson	353,644,092	5,501,003	998,158	131,031,294
George N. Mattson	340,298,928	18,797,419	1,046,906	131,031,294
Sergio A. L. Rial	332,784,767	26,060,435	1,298,051	131,031,294
David S. Taylor	353,066,449	6,021,974	1,054,830	131,031,294
Kathy N. Waller	346,260,650	12,906,769	975,834	131,031,294

2.	The shareholders approved the advisory vote on the 2020 compensation of Delta’s named executive officers:

For	Against	Abstain	Broker Non-Votes
333,525,887	25,129,124	1,488,242	131,031,294

3.	The shareholders ratified the appointment of Ernst & Young LLP as Delta’s independent auditors for 2021:

For	Against	Abstain	Broker Non-Votes
484,055,867	5,497,021	1,621,659	Not Applicable

4.	The shareholders did not approve a shareholder proposal regarding the ability of shareholders to act by written consent requiring the minimum number of votes necessary to authorize an action:

For	Against	Abstain	Broker Non-Votes
137,930,601	219,513,232	2,699,420	131,031,294

5.	The shareholders approved a shareholder proposal requesting the issuance of a climate lobbying report:

For	Against	Abstain	Broker Non-Votes
225,669,077	132,799,058	1,675,118	131,031,294

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Peter W. Carter
Date: June 21, 2021	Peter W. Carter, Executive Vice President and Chief Legal Officer

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